Exhibit 99.1


          1. Daniel Raftery, individually and on behalf of all others similarly situated v. Mercury Finance Co., John N. Brincat, James
               A. Doyle and Bradley S. Vallem, No. 97 C 0624 (N.D. Ill.);

          2.   Jay Levin, on behalf of himself and all others similarly situated
               v. John N. Brincat, James A. Doyle and Mercury Finance Co., No. 97 C 0630 (N.D. Ill.);

          3. Anne Shapiro, on her own behalf and on behalf of all others similarly situated v. Mercury Finance Co., John N. Brincat, James
               A. Doyle and Bradley S. Vallem, No. 97 C 0631 (N.D. Ill.);

          4. Doris Chen, on behalf of herself and all others similarly situated v. Mercury Finance Co., John N. Brincat, James A. Doyle, Charley Pond, and Bradley S. Vallem, No. 97 C 0634 (N.D. Ill.);

          5. Mendel Bernstein, on behalf of himself and all others similarly situated v. Mercury Finance Co., John N. Brincat, James A. Doyle, Charley A. Pond and Bradley S. Vallem, No. 97 C 0648 (N.D. Ill.);

          6. James Robinson, Jr., on behalf of himself and all others similarly situated v. Mercury Finance Co., John N. Brincat, James
               A. Doyle and Bradley S. Vallem, No. 97 C 0650 (N.D. Ill.);

          7. Multi-Measurements Inc. Pension Plan, John LaReddola, Trustee v. Mercury Finance Co., John N. Brincat, James A. Doyle and KPMG Peat Marwick, LLP, No. 97 C 0653 (N.D. Ill.);

          8. David Greenberg, on behalf of himself and all others similarly situated v. John N. Brincat, John N. Brincat, Jr., James A. Doyle, William C. Croft, Mercury Finance Co., and KPMG Peat Marwick, No. 97 C 0654 (N.D. Ill.);

          9. William Holder, on behalf of himself and all others similarly situated v. Mercury Finance Co., John N. Brincat, John N. Brincat, Jr., James A. Doyle, Clifford R. Johnson, Andrew McNally IV and Phillip J. Wicklander, Fred G. Steingrabber, No. 97 C 0655 (N.D. Ill.);

          10. Harold Baron and Arnold Malakoff, on behalf of themselves and all others similarly situated v. Mercury Finance Co., John N. Brincat, James A. Doyle and Bradley S. Vallem, No. 97 C 0687 (N.D. Ill.);

          11. Margery Harwood, individually and on behalf of all others similarly situated v. Mercury Finance Co., John N. Brincat, James
               A. Doyle and Bradley S. Vallem, No. 97 C 0702 (N.D. Ill.);

          12. Edward Heldenbrand and Rick Montejano, on behalf of themselves and all others similarly situated v. John N. Brincat, John N. Brincat, Jr., James A. Doyle, William C. Croft, Mercury Finance Co., and KPMG Peat Marwick, No. 97 C 0705 (N.D. Ill.);

          13. Eugene Lyman, on his behalf and behalf of all others similarly situated v. Mercury Finance Co., John N. Brincat, James A. Doyle and Bradley S. Vallem and KPMG Peat Marwick, LLP, No. 97 C 0709 (N.D. Ill.);

          14. Johannes P. Hofer, on behalf of himself and all others similarly situated v. Mercury Finance Co., John N. Brincat, James A. Doyle and Bradley S. Vallem, No. 97 C 0715 (N.D. Ill.);

          15. Jerome H. Berkowitz and Edythe Berkowitz, on behalf of themselves and all others similarly situated v. Mercury Finance Co., John N. Brincat, James A. Doyle, Charley A. Pond and Bradley S. Vallem, No. 97 C 0758 (N.D. Ill.);

          16. Raymond M. Duttmers Trust, by Raymond M. Duttmers, individually and on behalf of all others similarly situated v. Mercury Finance Co., John N. Brincat and James A. Doyle, No. 97 C 0768 (N.D. Ill.);

          17. Dudley Davis, on behalf of himself and all others similarly situated v. Mercury Finance Co., John N. Brincat, Bradley S. Vallem and James A. Doyle, No. 97 C 0783 (N.D. Ill.);

          18. Elizabeth Bozza, on behalf of herself and all others similarly situated v. John N. Brincat, John N. Brincat, Jr., James A. Doyle, William C. Croft, Mercury Finance Co., and KPMG Peat Marwick, No. 97 C 0784 (N.D. Ill.);

          19. Robert Angler, on behalf of himself and all others similarly situated v. Mercury Finance Co., John H. Brincat, James A. Doyle, John N. Brincat, Jr., and KPMG Peat Marwick, No. 97 C 0803 (N.D. Ill.);

          20. David Deradorian, Trustee for the David Deradorian Living Trust and others similarly situated v. John N. Brincat, James A. Doyle, and Mercury Finance Co., No. 97 C 0819 (N.D. Ill.);

          21. Ralph M. Walser, on behalf of himself and all others similarly situated v. Mercury Finance Co., John N. Brincat and James A. Doyle, No. 97 C 0822 (N.D. Ill.); and

          22. Joseph H. Schiff and Paul Y. Feng, individually and on behalf of all others similarly situated v. Mercury Finance Co., John N. Brincat and James A. Doyle, No. 97 C 0875 (N.D. Ill.);

          23. Michael M. Massarelli and Terri J. Small, on behalf of themselves and all others similarly situated v. Mercury Finance Co., John N. Brincat, John N. Brincat, Jr., James A. Doyle, Charley A. Pond, Bradley S. Vallem, and KPMG Peat Marwick, No. 97 C 0938 (N.D. Ill.);

          24. Joseph C. Sherrill, on behalf of himself and all others similarly situated v. Mercury Finance Co., John N. Brincat, James A. Doyle, Bradley S. Vallem, and Charley A. Pond, No. 97 C 0955 (N.D. Ill.);

          25. Retsky Family Limited Partnership, on behalf of itself and all others similarly situated v. Mercury Finance Co., John N. Brincat, James A. Doyle, and Bradley S. Vallem, No. 97 C 0959 (N.D. Ill.);

          26.  Kim Charles Meyers v. Mercury Finance Co., John N. Brincat, John
               A. Doyle, and KPMG Peat Marwick, No. 97 C 1001 (N.D. Ill.);

          27. Theodore Chabraja, Manuel Plotkin, Morris Ruttenberg and Robert Waring, individually and for a class similarly situated persons
               v. Mercury Finance Co., KPMG Peat Marwick LLP, James A. Doyle and John Brincat, No. 97 CH 1277 (Cook Co. Cir. Ct.);

          28. Keith H. Thorp, Jr., Kay R. Thorp, Beatrice Borre and Stanley Manne, derivatively on behalf of Mercury Finance Co. v. Mercury Finance Co., John N Brincat, Dennis H. Chookaszian, William C. Croft, Clifford R. Johnson, Andrew McNally IV, Bruce I. McPhee, Fred G. Steingraber, Philip J. Wicklander, James A. Doyle, Charley A. Pond, Richard P. Bosson, and John J. Pratt, No. 97 CH 1440 (Cook Co. Cir. Ct.);

          29. Crandon Capital Partners v. John N. Brincat, James A. Doyle and Mercury Finance Co., No. 97 CH 1491 (Cook Co. Cir. Ct.);

          30. Annalee Wexler, derivatively on behalf of Mercury Finance Co. v. John N. Brincat, Dennis H. Chookazian, William C. Croft, Clifford
               R. Johnson, Andrew McNally, IV, Bruce I. McPhee, Fred G. Steingraber, Phillip J. Wicklander, KPMG Peat Marwick, and Mercury Finance Co., No. 15512-NC (Del. Ch.);

          31. Mark Krasnow, derivatively on behalf of Mercury Finance Co. v. John N. Brincat, Dennis H. Chookazian, William C. Croft, Clifford
               R. Johnson, Andrew McNally, IV, Bruce I. McPhee, Fred G. Steingraber, Phillip J. Wicklander, KPMG Peat Marwick, and Mercury Finance Co., No. 15525-NC (Del. Ch.).

          32. Michael R. Trauscht, Trustee v. John N. Brincat, William C. Croft, Clifford R. Johnson, Andrew McNally IV, Fred G. Steingraber, Philip J. Wicklander, Bruce McPhee and Dennis H. Chookaszian, and Mercury Finance Company, C.A. No. 15524-NC (Del. Ch.)

          33. Charles W. Damaskus v. John N. Brincat, William C. Croft, Clifford R. Johnson, Andrew McNally IV, Fred G. Steingraber, Philip J. Wicklander, Bruce McPhee and Dennis H. Chookaszian, and Mercury Finance Company, C.A. No. 15546-N.C. (Del. Ch.)

          34.  Mindy Schwartz v. John N. Brincat, Dennis H. Chookaszian, William
               C. Croft, Clifford R. Johnson, Andrew McNally IV, Bruce I. McPhee, Fred G. Steingraber, Philip J. Wicklander, James A. Doyle, John M. Brincat, Jr. and KPMG Peat Marwick LLP, No. CA 15567 (Del. Ch.)

          35. Richard G. Grinnell v. John N. Brincat, Dennis H. Chookaszian, William C. Croft, Clifford R. Johnson, Andrew McNally IV, Bruce
               I. McPhee, Fred G. Steingraber, Philip J. Wicklander, James A. Doyle, John M. Brincat, Jr. and KPMG Peat Marwick, LLP, No. CA 15568-NC (Del. Ch.)

          36. Judith V. Cumming v. John N. Brincat, Dennis H. Chookaszian, William C. Croft, Clifford R. Johnson, Andrew McNally IV, Bruce
               I. McPhee, Fred G. Steingraber, Philip J. Wicklander, James A. Doyle, John M. Brincat, Jr. and KPMG Peat Marwick, LLP, No. CA 15569 (Del. Ch.)

          37. Norman Rautiola, individually and on behalf of all others similarly situated individuals v. Mercury Finance Co., a Delaware corporation, John N. Brincat, James A. Doyle, and KPMG Peat Marwick LLP, a New Jersey Corporation, No. 97 CV 107 (W.D.Mich.)